SUPPLEMENT TO THE FIDELITY MUNICIPAL MONEY MARKET FUND AND
SPARTAN(registered trademark) MUNICIPAL MONEY FUND
OCTOBER 20, 1998
PROSPECTUS

The following information replaces similar information found under the heading "Investment Principles and Risks" on page 12.

THE FUNDS comply with industry-standard requirements for the quality, maturity, and diversification of their investments, which are designed to help maintain a stable $1.00 share price. Of course, there is no guarantee that the funds will maintain a stable $1.00 share price. While the funds will be charged premiums by a mutual insurance company for coverage of specified types of losses related to default or bankruptcy on certain securities, a fund may incur losses regardless of the insurance. The funds will purchase only high-quality securities that FMR believes present minimal credit risks and will observe maturity restrictions on securities they buy. In general, securities with longer maturities are more vulnerable to price changes, although they may provide higher yields. It is possible that a major change in interest rates or a default on the funds' investments could cause their share prices (and the value of your investment) to change.

   The following information replaces the first paragraph in the "Transaction Details" section on page 27:

       THE FUNDS ARE OPEN FOR BUSINESS    each day the New York Stock
Exchange (NYSE) is open. FSC normally calculates each fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time.

   The following information replaces similar information found under the heading "When you place an order to buy shares" in the "Transaction Details" section on page 28:

       WHEN YOU PLACE AN ORDER TO BUY SHARES,    your shares will be
purchased at the next NAV calculated after your investment is received in proper form. Note the following:

   (small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.

   (small solid bullet) Fidelity does not accept cash.

   (small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.

   (small solid bullet) Each fund reserves the right to limit the number of checks processed at one time.

   (small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees a fund or its transfer agent has incurred.

   (small solid bullet) For Spartan Municipal Money, shares begin to earn dividends on the first business day following the day of purchase.

   (small solid bullet) For Municipal Money Market, shares purchased by a wire order that is placed prior to 12:00 noon Eastern time, with receipt of the wire in proper form before the close of the Federal Reserve Wire System on that day, generally begin to earn dividends on the day of purchase. Shares purchased by all other orders begin to earn dividends on the first business day following the day of purchase.

   However, on any day that the principal bond markets close early (as recommended by the Bond Market Association) or the Federal Reserve Bank of Kansas City closes early, the fund may advance the time on that day by which purchase orders must be placed so that shares earn dividends on the day of purchase. In addition, on any day that the principal bond markets do not open (as recommended by the Bond Market Association) or the Kansas City Fed does not open, shares begin to earn dividends on the first business day following the day of purchase.

   The following information replaces similar information found under the heading "When you place an order to sell shares" in the "Transaction Details" section on page 28:

       WHEN YOU PLACE AN ORDER TO SELL SHARES,    your shares will be
sold at the next NAV calculated after your order is received in proper form. Note the following:

   (small solid bullet) Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect a fund, it may take up to seven days to pay you.

   (small solid bullet) For Spartan Municipal Money, shares earn dividends through the day of redemption; however, shares redeemed on a Friday or prior to a holiday continue to earn dividends until the next business day.

   (small solid bullet) For Municipal Money Market, shares redeemed by wire order prior to 12:00 noon Eastern time, generally earn dividends through the day prior to the day of redemption. Shares redeemed by all other orders earn dividends until, but not including, the next business day following the day of redemption.

   However, on any day that the principal bond markets close early (as recommended by the Bond Market Association) or the Kansas City Fed closes early, the fund may set a time after which shares redeemed by wire order earn dividends until, but not including, the next business day following the day of redemption. On any day that the principal bond markets do not open (as recommended by the Bond Market Association) or the Kansas City Fed does not open, shares earn dividends until, but not including, the next business day following the day of redemption.

   (small solid bullet) Fidelity Money Line redemptions generally will be credited to your bank account on the second or third business day after your phone call.

   (small solid bullet) Each fund may hold payment on redemptions until it is reasonably satisfied that investments made by check or Fidelity Money Line have been collected, which can take up to seven business days.

   (small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

   (small solid bullet) You will not receive interest on amounts represented by uncashed redemption checks.